Investments, Other (Table Text Block)	12 Months Ended
Mar. 31, 2013
Investments, Debt and Equity Securities [Abstract]
Carrying Value of Other Investments
The carrying value of other investments was as follows:
	March 31,
	2013	2012
	(In thousands)
Mortgage loans, net	$156,934	$166,249
Short-term investments	43,574	50,239
Real estate	20,406	20,032
Policy loans	16,460	15,677
Other equity investments	4,391	6,354
	$241,765	$258,551

Mortgage loans are carried at the unpaid balance, less an allowance for probable losses and any unamortized premium or discount. The allowance for probable losses was $0.4 million as of March 31, 2013 and 2012. The estimated fair value of these loans as of March 31, 2013 and 2012 approximated the carrying value. These loans represent first lien mortgages held by us.
Short-term investments consist primarily of investments in money market funds, mutual funds and any other investments with short-term characteristics that have original maturities of less than one year at acquisition. These investments are recorded at cost, which approximates fair value.
Real estate obtained through foreclosure and held for sale is carried at the lower of fair value at time of foreclosure or current estimated fair value less cost to sell. Other equity investments are carried at cost and assessed for impairment.
Insurance policy loans are carried at their unpaid balance.